REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of May 15, 2014,  is entered into by and among Bay Bancorp, Inc., a Maryland corporation (the “Company”), and the Holders (as defined in Section 1).   This Agreement is executed in connection with that certain Securities Purchase Agreement, date as of May 15, 2014, by and among the Company and the “Investors” named therein (the “Purchase Agreement”).

In consideration of the parties’ covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions.

In addition to those terms defined above and elsewhere in this Agreement, the following terms shall have the respective meanings indicated.  Capitalized terms used but not defined herein shall have the respective meanings specified in the Purchase Agreement.

“Advice” has the meaning set forth in Section 4.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning given such term in the introductory paragraph.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York or the State of Maryland) on which banks are open for business in the States of New York or the State of Maryland.

“Closing Date” has the meaning set forth in Section 2(a).

“Common Stock” means the Company’s common stock, par value $1.00 per share.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning given such term in the introductory paragraph.

“Cut-Back Shares” has the meaning set forth in Section 2(d).

“Delay Period” has the meaning set forth in Section 2(b).

“Effectiveness Period” has the meaning set forth in Section 2(c).

“Filing Deadline” has the meaning set forth in Section 2(a).

“free writing prospectus” shall have the meaning set forth in Rule 405 under the 1933 Act.

“Holder” means each person identified as a Holder on the signature pages hereto that is the record or beneficial owner of Registrable Securities, together with its successors and permitted assigns who become a party to this Agreement.

“Indemnified Party” shall have the meaning set forth in Section 7(c).

“Indemnifying Party” shall have the meaning set forth in Section 7(c).

“Inspectors” has the meaning set forth in Section 4(j).

“Interruption Period” has the meaning set forth in Section 4.

“Losses” has the meaning set forth in Section 7(a).

“Marketing Materials” has the meaning set forth in Section 7(a).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus, including any free writing prospectus.

“Purchase Agreement” has the meaning given such term in the introductory paragraph.

“Records” has the meaning set forth in Section 4(j).

“Registrable Securities” means (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Shares, including any shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares or acquired by way of any rights offering or similar offering made in respect of the Shares; provided that a security shall cease to be a Registrable Security upon (a) the sale of such Registrable Security pursuant to a Registration Statement or Rule 144 under the 1933 Act, (b) with respect to a Registrable Security held by any particular Person, when such Person is permitted to sell such Registrable Security without restriction pursuant to Rule 144 or (c) when the Registrable Security is resold to the Company for cash or otherwise ceases to be issued and outstanding.

“Registration” means registration under the 1933 Act of an offering of Registrable Securities pursuant to a Demand Registration or a Piggyback Registration.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.  The term “Registration Statement”  shall also include any registration statement filed pursuant to Rule 462(b) to register additional securities in connection with any offering.

“Required Holders” means the Holders beneficially owning a majority of the Registrable Securities.

“Restrictions Termination Date” has the meaning set forth in Section 2(d).

“road show” means any “road show” as defined in Rule 433 under the 1933 Act, including an electronic road show.

“Scheduled Black-Out Period” means the period from and including the fifteenth (15th) day of the third (3rd) month of a fiscal quarter of the Company to and including the Business Day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“SEC” means the Securities and Exchange Commission or any other governmental agency at the time administering the 1933 Act.

“SEC Restrictions” has the meaning set forth in Section 2(d).

“Shares” means the shares of Common Stock sold and issued to the Holders pursuant to the Purchase Agreement.

“Shelf Registration” means a Registration providing for the sale of Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act.

“underwritten registration” or “underwritten offering” means a registration under the 1933 Act in which securities of the Company are sold to an underwriter for reoffering to the public.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Mandatory Registration.

(a) Filing of Registration Statement.  Promptly following the closing of the purchase and sale of the Shares contemplated by the Purchase Agreement (the “Closing Date”) but no later than sixty (60) days after the Closing Date (the “Filing Deadline”), the Company shall file with the SEC a Registration Statement on the appropriate form for the Registration and sale of the Registrable Securities; provided,  however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, then the Filing Deadline shall be extended to the next day on which the Commission is open for business.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A;  provided,  however, that no Holder shall be named as an “underwriter” in the Registration Statement without such Holder’s prior written consent.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other security holder of the Company without the prior written consent of the Required Holders; provided,  however, that the Company may, without the consent of the Required Holders, include in such Registration Statement the securities of the Company subject to that certain Registration Rights Agreement, dated as of April 19, 2013, by and between the Company and Financial Services Partners Fund I, LLC (the “FSPF Shares”).

(b) Delay.  The Company shall be entitled to postpone the filing of the Registration Statement pursuant to Section 2(a) or suspend, after its effectiveness, the use of such Registration Statement (i) during any Scheduled Black-Out Periods or (ii) as otherwise required by the Company, for a reasonable period (each, a “Delay Period”), if, in the case of clause (ii), the Board of Directors of the Company determines in good faith and in the Board of Directors’ reasonable judgment that the Registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would materially interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the relevant Holder(s) written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided,  however, that, in the case of clause (ii) above, (A) the aggregate number of days included in all Delay Periods (other than any Scheduled Black-Out Periods) during any consecutive twelve (12) months shall not exceed the aggregate of (x) ninety (90) days minus (y) the number of days occurring during all Interruption Periods during such consecutive twelve (12) months and (B) a period of at least forty-five (45) days shall elapse between the termination of any Delay Period (other than any Scheduled Black-Out Period) or Interruption Period and the commencement of the immediately succeeding Delay Period (other than any Scheduled Black-Out Period).  The Company shall not be entitled to initiate or continue a Delay Period unless it shall (x) concurrently prohibit sales by all other security holders under registration statements covering securities held by such other security holders and (y) in accordance with the Company’s policies from time to time in effect, forbid purchases and sales in the open market by directors and executive officers of the Company.

(c) Effectiveness.  After filing the Registration Statement contemplated by Section 2(a), the Company shall thereafter use its best efforts to cause such Registration Statement to be declared effective as promptly as practicable, but in no event later than five (5) Business Days after the (i) date on which the SEC informs the Company that no review of the Registration Statement will be made or (ii) if the SEC reviews the Registration Statement, the date on which the SEC informs the Company that it has completed its review.  Following its effectiveness, the Company shall use commercially reasonable efforts to keep the Registration Statement filed pursuant to Section 2(a) continuously effective and usable for the resale of the Registrable Securities covered thereby (A) in the case of a Registration that is not a Shelf Registration, for a period of one hundred eighty (180) days from the date on which the SEC declares such Registration Statement effective and (B) in the case of a Shelf Registration, for a period of three (3) years from the date on which the SEC declares such Registration Statement effective, in either case until such earlier date as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement; provided,  however, the time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods and all Interruption Periods occurring with respect to such Registration, with such period and any extension thereof hereinafter referred to as the “Effectiveness Period”.

(d) Rule 415 Cut-Back.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities and/or the FSPF Shares in a Registration Statement required by Section 2(a) is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Holder to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter”.  The Holders shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto.  No such written submission shall be made to the SEC to which the Holders’ counsel reasonably objects.  In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(b), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities and/or the FSPF Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the Registration and resale of the Registrable Securities and/or the FSPF Shares as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided,  however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder.  Any cut-back imposed on the Holders pursuant to this Section 2(b) shall be allocated among the Holders on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Holders otherwise agree.  From and after the date on which the Company is able to effect the Registration of such Cut Back Shares in accordance with any SEC Restrictions (“Restrictions Termination Date”), all of the provisions of this Section 2 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restrictions Termination Date.
3. Piggyback Registration.

(a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the 1933 Act with respect to a public offering by the Company of securities of the same type as the Registrable Securities (other than a registration statement (i) on Form S-8 or Form S-4 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or an employee benefit plan covering officers or directors of the Company or its Affiliates), then the Company shall give written notice of such proposed filing to the Holders (other than, in the event of a Registration pursuant to Section 2, to any Holder intending to include Registrable Securities in such Registration) at least fifteen (15) days before the anticipated filing date.  Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as they may request (a “Piggyback Registration”).  Subject to Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein on or before the fifth (5th) Business Day before the contemplated Registration.  Each such Holder shall be permitted to withdraw all or any portion of the Registrable Securities of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority on Piggyback Registrations.  The Company shall permit such Holders to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any other persons included therein.  Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), and the Company shall include in such Registration only such number of securities that in the reasonable opinion of such underwriter or underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities shall be so included in the following order of priority: (i) first, solely in the case of a Piggyback Registration relating to a primary offering on behalf of the Company, any securities the Company proposes to sell for its own account, (ii) second, in the case of a Registration pursuant to Section 2, any Registrable Securities of any Holders, and (iii) third, Registrable Securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto pro rata on the basis of the number of Common Stock Equivalents requested to be Registered by each such Holder or other holder participating in such offering.

(c) Right To Abandon.  Nothing in this Section 3 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.  Any such determination not to file or to withdraw such a registration statement shall not affect the obligations of the Company to pay or to reimburse all Registration Expenses pursuant to Section 5.
4. Registration Procedures.

In connection with the Registration obligations of the Company pursuant to and in accordance with, but subject to, Section 2 and Section 3, the Company shall use commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders’ intended method or methods of distribution thereof, and, subject to the Company’s right to terminate or abandon a Registration pursuant to Section 3(c), use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

(b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to the 1933 Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Securities covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the 1933 Act (provided that the Company shall be deemed to have complied with this Section if it has complied with Rule 158 under the 1933 Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; provided,  however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the 1934 Act that are incorporated or deemed to be incorporated by reference into the Registration Statement and the Prospectus except to the extent that such reports related primarily to the offering), the Company shall furnish to the Holders of Registrable Securities covered by such Registration Statement and their counsel for review and comment, copies of all documents required to be filed;

(c) notify the Holders of any Registrable Securities covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Company or the Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement or the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States, and to obtain the lifting or withdrawal of any such order at the earliest practicable time;

(e) if requested by a Holder, furnish to the Holder of any Registrable Securities covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and, if requested by a Holder, deliver, without charge, such number of copies of the preliminary Prospectus, any amended preliminary Prospectus, any free writing prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement in conformity with the requirements of the 1933 Act;

(f) prior to any public offering of Registrable Securities covered by such Registration Statement, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Holders of such Registrable Securities shall reasonably request in writing; provided,  however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time required to be so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

(g) upon the occurrence of any event contemplated by Section 4(c)(v), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) use commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted, or, if none, on such securities exchange or automated interdealer quotation system reasonably selected by the Company;

(i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Securities with printed certificates for the Registrable Securities covered by such Registration Statement, which are in a form eligible for deposit with American Stock Transfer & Trust Company;

(j) if such offering is an underwritten offering, make available for inspection by any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the “Inspectors”), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its Affiliates (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities including, without limitation, to allow such Holder or underwriter to conduct a reasonable investigation within the meaning of Section 11 of the 1933 Act; provided,  however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company, which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if (i) necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; and provided further that (A) any decision regarding the disclosure of information pursuant to subsection (i) shall be made only after consultation with counsel for the applicable Inspectors and the Company and (B) with respect to any release of Records pursuant to subsection (ii), each Holder of Registrable Securities agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company’s expense, may undertake appropriate action to prevent disclosure of such Records;

(k) not later than the effective date of a Registration Statement, the Company shall provide to the Holders the CUSIP number for all Registrable Securities; and

(l) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Registrable Securities being sold), addressed to each selling Holder of Registrable Securities covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures customary for underwritten public offerings, but in any event no less favorable to the indemnified parties than the provisions set forth in Section 7, and (iv) provide for the reasonable participation and cooperation by the management of the Company with respect thereto, including participation by management in road shows, investor meetings and other customary cooperation.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

The Company may require each Holder of Registrable Securities covered by a Registration Statement to furnish such information regarding such Holder and such Holder’s intended method of disposition of such Registrable Securities as it may from time to time reasonably request in writing.  If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder’s Registrable Securities from such Registration Statement.  Notwithstanding the foregoing, in no event shall any Holder be required to provide any information about its investors unless required by the SEC to do so.

Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) and/or any Scheduled Black-Out Period, that such Holder shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g), or until such Holder is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such request.

Each Holder of Registrable Securities covered by a Registration Statement further agrees not to utilize any material other than the applicable current preliminary Prospectus, free writing prospectus, road show or Prospectus in connection with the offering of such Registrable Securities.

5. Registration Expenses.  Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all registration and filing fees, including filing fees imposed by The NASDAQ Stock Market, (b) all fees and expenses of compliance with securities or “Blue Sky” laws, including reasonable fees and disbursements of counsel in connection therewith, (c) printing expenses (including expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (d) messenger, telephone and delivery expenses, (e) fees and disbursements of counsel for the Company, (f) fees and disbursements of all independent certified public accountants of the Company (including expenses of any “cold comfort” letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (g) fees and disbursements of one counsel, other than the Company’s counsel, selected by Holders of a majority of the Registrable Securities being registered, to represent all such Holders, (h) in the event of an underwritten offering, the expenses of the Company and the underwriters associated with any road show which are customarily paid or reimbursed by issuers, (i) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (j) all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement (collectively, the “Registration Expenses”).  Notwithstanding the foregoing, the fees and expenses of any persons retained by any Holder, other than one counsel for all such Holders, and any discounts, commissions or brokers’ fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Securities by a Holder, will be payable by such Holder and the Company will have no obligation to pay any such amounts.

6. Underwriting Requirements.

(a) Subject to Section 6(c), any Holder shall have the right, by written notice, to request that any Demand Registration provide for an underwritten offering.

(b) In the case of any underwritten offering pursuant to a Demand Registration, the Holders of a majority of the Registrable Securities to be disposed of in connection therewith shall select the institution or institutions that shall manage or lead such offering.  In the case of any underwritten offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering.

(c) In the case of any Piggyback Registration that is an underwritten offering, no Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into an underwriting or other agreement with such institution or institutions for such offering in such form as the Company and such institution or institutions shall reasonably determine; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representation or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s ownership of the shares to be sold pursuant to such underwriting) or to undertake any indemnification or contribution obligations to the Company or any underwriter with respect thereto, other than as specifically provided in Section 7.

7. Indemnification; Liquidated Damages.

(a) Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or

Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including costs of investigation or preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto in any preliminary Prospectus, any free writing prospectus, any information the Company has filed or is required to file pursuant to Rule 433(d) under the 1933 Act, or any other material or information provided to or made available to investors by, or with the approval of, the Company in connection with the offering, including any road show for the offering (collectively, “Marketing Materials”), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use in the Marketing Materials, (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration; provided,  however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon:  (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (1) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the Person asserting the claim from which such Losses arise and (2) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; (B) an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus if (1) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (2) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities; or (C) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder in writing specifically for use in the Prospectus or the Registration Statement of which the Prospectus forms a part.

(b) Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Marketing Materials and agrees to indemnify, severally and not jointly with the other Holders and to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in the Marketing Materials or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Marketing Materials.  No Holder shall be held liable for any damages in excess of the total amount of proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of such Holder’s proportionate share of all underwriting discounts and commissions) under that particular Registration Statement.

(c) Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided,  however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure.  The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party;  provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (A) the Indemnifying Party agrees to pay such fees and expenses; (B) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (C) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are in addition to or are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to subsection (i)(C) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties.  Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed.  The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution.  If the indemnification provided for in this Section 7 is applicable in accordance with its terms but is legally unavailable to an Indemnified Party in respect of any Losses, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7(d).  Notwithstanding the provision of this Section 7(d), an Indemnifying Party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8. Rule 144 Information.  With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) Make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the 1933 Act, for so long as the Company remains subject to the periodic reporting requirements under Section 13 or 15(d) of the 1934 Act.

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act.

(c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the 1933 Act, and of the 1933 Act and the Securities Exchange Act of 1934, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

9. 14

Miscellaneous.

(a) Limitations on Subsequent Registration Rights.  The Company shall not grant registration rights to any Person which are senior to or  pari passu  with the registration rights granted to Holders hereunder unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

(b) Termination.  This Agreement and the obligations of the Company and the Holders hereunder (other than with respect to Section 7) shall terminate on the first date on which no Registrable Securities remain outstanding.

(c) Notices.  All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (i) when personally delivered to the party to be notified; (ii) when sent by confirmed facsimile to the party to be notified at the number set forth below; (iii) when sent by email to the party to be notified at the email address set forth below; (iv) three (3) Business Days after deposit in the United States mail postage prepaid by certified or registered mail return receipt requested and addressed to the party to be notified as set forth below; or (v) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth below with next-business-day delivery guaranteed, in each case as follows:

All notices, requests, waivers and other communications required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier; in all cases addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Bay Bancorp, Inc.

2328 West Joppa Road, Suite 325

Lutherville, Maryland 21093

Attention:  Kevin B. Cashen, President and CEO

Fax:  (410) 494-2589

With a copy to:

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202

Attention:  Andrew Bulgin, Esq.

Fax:  (410) 576-4196

If to any Holder:

To the name and address set forth on the signature page hereto of such Holder, or such other address such Holder has provided to the Company in writing in accordance with this Section 9(c).

Any party may change its address for purposes of notice hereunder by giving ten (10) days’ notice of such change to all other parties in the manner provided in this Section 9(c).

(d) Severability.  If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

(e) Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns.  The rights to cause the Company to register Registrable Securities pursuant to Section 2 and Section 3 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities,  provided  that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; and (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder.  No transfer or assignment will divest a Holder or any subsequent owner of any rights or powers hereunder unless all Registrable Securities are transferred or assigned.

(f) Specific Performance.  The Company acknowledges and agrees that (i) irreparable damages would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and (ii) remedies at law would not be adequate to compensate the non-breaching party.  Accordingly, the Company agrees that each Holder of Registrable Securities shall have the right, in addition to any other rights and remedies existing in its favor  to an injunction or injunctions to prevent breaches of this Agreement and to enforce its rights hereunder.

(g) Entire Agreement.  This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

(h) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

(i) Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties, except to the extent that such party is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall to the extent practicable provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

(j) Expenses.  Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses except as otherwise set forth herein.

(k) Interpretation.
(i) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(ii) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(iii) The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(iv) When a reference is made in this Agreement to a Section, subsection, clause, paragraph, Exhibit or Schedule, such reference is to a Section, subsection, clause, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

(v) The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to include the words “without limitation” unless otherwise specified.
(vi) A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.

(l) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of an original of this Agreement for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

(m) Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of Maryland.

(n) Submission to Jurisdiction; Waiver of Venue.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY MARYLAND STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN MARYLAND IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT HEREUNDER OR RELATING HERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OF PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH MARYLAND STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  EACH OF THE PARTIES HERETO ALSO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY SUCH MARYLAND STATE OR FEDERAL COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(o) Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE AGREEMENT OR THE PERFORMANCE OR ENFORCEMENT THEREOF.

(p) Time of the Essence; Calculation of Time Periods.  The parties agree that time shall be of the essence in the performance of the Company’s obligations hereunder.  Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays;  provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

[Signature Pages Follow]

[Signature Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:BAY BANCORP, INC.

By:/s/ Kevin B. Cashen

Name:Kevin B. Cashen

Title:President/CEO

[Holder Signature Page Immediately Follows]

Counterpart Signature Page

FOR ENTITY HOLDERS:FOR INDIVIDUAL HOLDERS:

_____________________________Signature: ___________________________

[Name of Entity]Name: ______________________________

By:  __________________________

Name: ___________________________

Title:   __________________________

ADDRESS FOR DELIVERY:ADDRESS FOR NOTICE IF DIFFERENT:

_________________________________

__________________________________________________________________

Attention:  _________________________Attention:  _________________________

Tel:  ______________________________Tel:  ______________________________

Fax:  ______________________________Fax:  ______________________________

E-mail ___________________________E-mail:  ____________________________

With a copy to:

Attention:

Tel:

Fax:

E-mail:

EXHIBIT A

PLAN OF DISTRIBUTION

The Selling Stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a Selling Stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The Selling Stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted by applicable law.

The Selling Stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus pursuant to Rule 424(b)(3) promulgated under the Securities Act or other applicable provisions of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.  The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of the Company’s common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the Company’s common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the Selling Stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the Selling Stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  The Company will not receive any of the proceeds from this offering.

The Selling Stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The Selling Stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of the Company’s common stock to be sold, the names of the Selling Stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

To comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

The Company has advised the Selling Stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the Selling Stockholders and their affiliates.  In addition, to the extent applicable, the Company will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the Selling Stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The Selling Stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

The Company has agreed to indemnify the Selling Stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

The Company has agreed with the Selling Stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (i) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (ii) the date on which all of the shares may be sold without restriction pursuant to Rule 144 under the Securities Act.